UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2012

Item 1. Report to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Ramius Strategic Volatility Fund

(Class A: RVOAX)
(Class I: RVOIX)

ANNUAL REPORT
December 31, 2012

Ramius Strategic Volatility Fund
a series of the Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	4
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statement of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	22
Supplemental Information	23
Expense Example	27

This report is submitted for the general information of the shareholders of the Ramius Strategic Volatility Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management and other information.

www.ramiusmutualfunds.com

Dear Fellow Shareholder:

We are pleased to provide our first annual letter for the Ramius Strategic Volatility Fund (the “Fund”) including an overview of the market environment and commentary on Fund performance. We appreciate your continued support.

Overview of Market Environment: October 1, 2012 – December 31, 2012

The fourth quarter was a period where economic activity moved to firmer footing in both the U.S. and China, while in Europe recessionary conditions persisted and pushed into core parts of Europe and Japan’s renewed recession pushed policy makers to snap elections.

From an economic perspective the key drivers in the U.S. were across labor, consumer confidence, consumption and housing while export and manufacturing sensitive data remained more tepid.

A combination of improved household formation and low debt serviceability costs is supporting house prices and other housing market related data. With respect to a contribution to economic activity the laggard in the U.S. was corporate investment and government spending. The latter is not expected to grow given the fiscal dynamic, including spending cuts facing the U.S., while the absence of corporate spending speaks more to the lack of clarity that corporations feel they have over both the economy and future government policy.

An improvement in housing, consumer confidence and capital spending has the potential to improve the velocity of money supply through the economy as opposed to financial assets only, benefiting from ultra-loose monetary conditions.

Europe remains the growth concern in the world with recessionary conditions pushing from the periphery to the core over the third quarter as countries like Germany, Sweden and France faced contraction. The headwinds of Europe have become more structural and government indebtedness and persistently high bank leverage versus core equity ratios result in very little credit extension taking place in the real economy. This coupled with ongoing unproductive labor force will keep any growth subdued for the medium term.

The fourth quarter did see a significant number of potential tail scenarios pass with somewhat calm. The U.S. presidential race, the change in Chinese leadership, an agreement on the medium term refinance plans for Greece and a partial agreement on tax related issues that form part of the U.S. fiscal cliff drama.

Asset class performance was mixed over the quarter as global equities generally moved higher (non-US markets were higher than US markets). Commodities were lower, although they rallied toward the end of the quarter and in credit, all spread products performed strongly given the persistently low level of yields available to investors. Outperformance was dominated by more cyclical markets given the improvement in Chinese growth while in Japan strong equity market performance coincided with Yen weakness as a result of the change in political leadership to the Liberal Democratic Party who promoted aggressive fiscal stimulus and increased non- conventional monetary policy as key mandate objectives.

The leadership that the U.S. markets have had for the first half of the year reversed in the second half. In the fourth quarter the U.S. equity markets subdued performance after QE3 announcements suggests that the upside asset class sensitivity to Fed Policy has potentially peaked.

Central banks have gone to extreme lengths to reduce market tail risk with additional traditional easing policies from the ECB as well as unconventional policies in the form of OMT (open market transactions) and LTRO (long term refinancing operations) in Europe and QE3 in the U.S, all resulting in governments and banks alike not facing refinancing stress but rather forcing down interest rates to improve debt serviceability and spur increased risk appetite for risky assets and drive the wealth effect higher.

Discussion of Fund Performance

From October 1, 2012 through December 31, 2012, Class A shares depreciated by -10.2% and -15.1% on a net asset value basis and including the maximum sales load of 5.50%, respectively, and Class I shares depreciated by -10.2%. The Fund outperformed its S&P 500 Mid-term VIX Futures Index benchmark by 7.3% (on a NAV basis) which declined by -17.5% during the fourth quarter. Total annual operating expenses for Class A and Class I are 2.14% and 1.89%, respectively.

The Fund and benchmark generated negative performance in the fourth quarter. It was an extremely difficult environment for long volatility strategies due to the overall decline of volatility. The Fund (Class I on a NAV basis) produced 1.3% in October (vs -5.8% for the benchmark), -10.0% in November (vs -10.6% for the benchmark) and -1.5% in December (versus -0.5% for the benchmark). Overall volatility drastically shifted throughout the quarter as volatility (as measured by the SPX VIX Index) rose by 18% in October, declined by 15% in November and increased by 14% in December.

The largest detractors of the fund over the quarter were: SGI Vinci Excess Return Index and Dynamic VIX and SPX Dynamic VIX Futures ER Index (as they are both long the mid-term futures and short the short term futures and so as the volatility term structure moved down in a parallel manner, the short exposure did not capture extra roll yield and was not able to offset the losses in the long leg of the trade) and SGI VI Beta 2 Index (as the strategy is long VIX futures that has the lowest carry cost; however as the term structure experienced a secular downward movement, even the least “expensive” position was hurt).

We believe the Fund is performing consistent with its expectations given the environment. Long volatility investing serves as an important source of protection against large negative moves in the markets, but as expected, will experience drawdowns during positive equity market environments. As always, we continue to explore more efficient ways to access long volatility.

Ramius Alternative Solutions LLC

This material is not authorized for use unless accompanied or preceded by a prospectus.

Footnotes and disclosures:

The views in this letter were as of January 2013 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

An investment in the Fund is subject to risks, and you could lose money on your investment.  Additionally, the Fund utilizes investment strategies that are non-traditional and may be highly volatile. Investors should consider purchasing shares of the Fund only as part of an overall diversified portfolio.

In particular, the Fund use of swap agreements, a type of derivative, can be highly volatile, illiquid and difficult to manage.  Derivatives involve greater risks than the underlying obligations because in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk, pricing risk and leverage risk. The Fund is also at increased risk from the commodity sector.  Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities.  Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of factors, including changes in supply and demand relationships, weather, and numerous geopolitical factors.  The Fund is non-diversified meaning it may invest a relatively high percentage of its assets in a limited number of positions making it more vulnerable to changes in the market value of a single position.  The Fund is also subject to currency risk as investments in foreign currencies or financial instruments relate to foreign currencies are subject to the risk that those currencies will decline in value relative it the U.S. dollar.

VIX Index:  VIX is the ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 index options. The VIX Index represents one measure of the market's expectation of stock market volatility over the next 30 day period

Beta: Beta can be defined as the part of the return that can be attributed to various market exposures.

S&P 500: The Standard and Poor’s 500 Index which is a capitalization-weighted index of 500 stocks.  The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index performance is not indicative of Fund performance.  It is not possible to invest directly in an index.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information.

The Fund is distributed by IMST Distributors, LLC.

Ramius Strategic Volatility Fund
FUND PERFORMANCE at December 31, 2012

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class I Shares, made at its inception with a similar investment in the S&P 500 Mid-Term VIX Futures Index.  Results include the reinvestment of all dividends and capital gains. The S&P 500 Mid-Term VIX Futures Index measures the return of a daily rolling long position in the fourth, fifth, sixth and seventh month VIX futures contracts. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Total Returns as of December 31, 2012
Share Class	1 Month*	Since Inception* (10/1/12)
At NAV Class A Class I	-1.40% -1.51%	-10.18% -10.18%
With Maximum Sales Load Class A	-6.82%	-15.10%
S&P 500 Mid-Term VIX Futures Index	-0.43%	-16.34%
*	Cumulative Return.

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.  The most recent month end performance may be obtained by calling 1-877-6RAMIUS or by visiting www.ramiusmutualfunds.com.

Total Expense Ratios for Class A Shares are 2.14%, and for Class I Shares are 1.89%, which are the amounts stated in the current prospectus dated October 1, 2012.

The Fund’s Class A Shares total returns reflect payment of the maximum sales charge of 5.50%.  The total returns of individual share classes will differ due to varying expenses between the classes. Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

Shares redeemed within 60 days of purchase will be charged 2.00% redemption fee.

Ramius Strategic Volatility Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2012

Number of Shares		Value
	SHORT-TERM INVESTMENTS – 94.4%
72,994,063	Fidelity Institutional Money Market Fund, 0.14%1	$72,994,063
	TOTAL SHORT-TERM INVESTMENTS (Cost $72,994,063)	72,994,063
	TOTAL INVESTMENTS – 94.4% (Cost $72,994,063)	72,994,063
	Other Assets in Excess of Liabilities2 – 5.6%	4,337,727
	TOTAL NET ASSETS – 100.0%	$77,331,790

1	The rate is the annualized seven-day yield at period end.
2	Includes appreciation (depreciation) on swap contracts.

See accompanying Notes to Financial Statements.

Ramius Strategic Volatility Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2012

SWAP CONTRACTS
TOTAL RETURN SWAPS

Counterparty	Reference Index	Notional Amount	Pay/Receive Total Return on Reference Index	Financing Rate2		Maturity Date	Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Barclays	BCCFBKAP Index	$6,000,000	Receive	1.25%		10/31/2017	$-	$(206)
Barclays	BCCAC12P Index	6,000,000	Receive	1.90		10/31/2017	-	(312)
Barclays	BEFSDHVP Index	20,300,000	Receive	1.50		10/23/2017	-	(998,167)
Barclays	BEFSEDHS Index	7,200,000	Receive	1.25		10/20/2017	-	(23,255)
Barclays	BEFSRCCE Index	12,130,627	Receive	1.25		10/25/2017	-	11,509
Barclays	BEFSRCER Index	12,069,045	Receive	1.25		10/25/2017	-	17,178
Barclays	BEFSRPSC Index	12,069,036	Receive	1.25		10/25/2017	-	22,938
Barclays	SPDVIXP Index	19,800,000	Receive	1.50		10/31/2017	-	(814)
Credit Suisse	CSGADLSE Index	7,200,000	Receive	1.25		10/25/2013	-	(7,890)
Credit Suisse	CSEADVOL Index	14,600,000	Receive	0.75		11/5/2013	3,932	(304)
Credit Suisse	CSLABMEG Index	7,200,000	Receive	0.93		1/31/2013	-	32,082
Credit Suisse	CSVIOEUS Index	9,600,000	Receive	0.00		12/31/2013	-	-
J.P. Morgan	JPVOLEMO Index	6,000,000	Receive	0.00		6/20/2013	-	(964)
Merrill Lynch	MLESDLVS Index	11,750,000	Receive	0.50		12/20/2013	-	176,532
Merrill Lynch	MLESLSVS Index	16,800,000	Receive	0.50		12/19/2013	-	(244,813)
Societe General	SGIXVIB2 Index	23,400,000	Receive	0.71	3	11/5/2013	-	(464)
Societe General	SGIXUSGR Index	3,600,000	Receive	0.65		11/5/2013	-	(65)
Societe General	SGMDDHUS Index	21,900,000	Receive	0.65		11/3/2017	-	(396)
Societe General	SGIXVIER Index	7,900,000	Receive	0.76		11/5/2013	-	(167)
UBS	CMLST08 Index	4,800,000	Receive	0.00		10/26/2017	-	(19,024)
UBS	UBCIV24 Index	3,600,000	Receive	1.00		4/26/2013	-	2,353
UBS	UBEMACS Index	7,200,000	Receive	1.00		10/30/2017	-	47,904
TOTAL SWAPS CONTRACTS							$3,932	$(986,345)

2	Financing rate is based upon predetermined notional amounts.
3	Floating rate of 0.50% plus LIBOR (London InterBank Offered Rate).

See accompanying Notes to Financial Statements.

Ramius Strategic Volatility Fund
SUMMARY OF INVESTMENTS
As of December 31, 2012

Security Type/Industry	Percent of Total Net Assets
Short-Term Investments	94.4%
Total Investments	94.4%
Other Assets in Excess of Liabilities	5.6%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Ramius Strategic Volatility Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2012

Assets:
Investments, at value (cost $72,994,063)	$72,994,063
Segregated cash at Broker	5,560,190
Receivables:
Premiums paid on open swap contracts	3,932
Unsettled gain on swap transactions	1,966,319
Unrealized appreciation on open swap contracts	310,496
Fund shares sold	62,426
Interest	9,043
Prepaid expenses	28,170
Prepaid offering costs	23,709
Total assets	80,958,348

Liabilities:
Payables:
Unsettled loss on swap transactions	1,851,354
Unrealized depreciation on open swap contracts	1,296,841
Fund shares redeemed	317,195
Advisory fees	84,857
Distribution Plan - Class A (Note 7)	1
Fund accounting fees	19,292
Transfer agent fees and expenses	13,009
Administration fees	11,211
Custody fees	4,061
Trustees' fees and expenses	2,108
Chief Compliance Officer fees	1,518
Accrued other expenses	25,111
Total liabilities	3,626,558

Net Assets	$77,331,790

Components of Net Assets:
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$87,048,069
Accumulated net investment loss	(732,519)
Accumulated net realized loss on swap contracts	(7,997,415)
Net unrealized depreciation on swap contracts	(986,345)
Net Assets	$77,331,790

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$896
Shares of beneficial interest issued and outstanding	100
Redemption price	8.96
Maximum sales charge (5.50%* of offering price)	0.52
Maximum offering price to public	$9.48

Class I Shares:
Net assets applicable to shares outstanding	$77,330,894
Shares of beneficial interest issued and outstanding	8,629,470
Redemption price	$8.96

*
On sales of $50,000 or more, the sales charge will be reduced. Class A Shares are subject to a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on any shares sold within 18 months of the date of purchase.

See accompanying Notes to Financial Statements.

Ramius Strategic Volatility Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Period October 1, 2012* to December 31, 2012

Investment Income:
Interest	$21,819
Total investment income	21,819

Expenses:
Advisory fees	188,982
Fund accounting fees	19,292
Auditing fees	18,662
Administration fees	17,993
Offering costs	14,031
Transfer agent fees and expenses	13,009
Registration fees	8,749
Legal fees	6,279
Miscellaneous	4,929
Custody fees	4,061
Trustees' fees and expenses	2,220
Chief Compliance Officer fees	1,518
Shareholder reporting fees	1,181
Insurance fees	795
Distribution fees - Class A (Note 7)	1

Total expenses	301,702
Advisory fees waived	(13,315)
Net expenses	288,387
Net investment loss	(266,568)

Realized and Unrealized Loss on Swap Contracts:
Net realized loss on swap contracts	(8,245,294)
Net change in unrealized appreciation/depreciation on swap contracts	(986,345)

Net realized and unrealized loss on swap contracts	(9,231,639)

Net Decrease in Net Assets from Operations	$(9,498,207)

*	Commencement of operations.

See accompanying Notes to Financial Statements.

Ramius Strategic Volatility Fund
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

For the Period
October 1, 2012*
to December 31, 2012
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(266,568)
Net realized loss on swap contracts	(8,245,294)
Net change in unrealized appreciation/depreciation on swap contracts	(986,345)
Net decrease in net assets resulting from operations	(9,498,207)

Distributions to Shareholders:
From net investment income:
Class A	(2)
Class I	(203,527)
Total distributions	(203,529)

Capital Transactions:
Net proceeds from shares sold:
Class A	1,000
Class I	99,601,915
Reinvestment of distributions:
Class A	-
Class I	203,383
Cost of shares redeemed:
Class A	-
Class I1	(12,772,772)
Net increase in net assets from capital transactions	87,033,526

Total increase in net assets	77,331,790

Net Assets:
Beginning of period	-
End of period	$77,331,790

Accumulated net investment loss	$(732,519)

Capital Share Transactions:
Shares sold:
Class A	100
Class I	9,972,716
Shares reinvested:
Class A	-
Class I	21,454
Shares redeemed:
Class A	-
Class I	(1,364,700)
Net increase in capital share transactions	8,629,570

*	Commencement of operations.
1	Net of redemption fee proceeds of $6,318.

See accompanying Notes to Financial Statements.

Ramius Strategic Volatility Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period
	October 1, 2012*
	to December 31, 2012
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment loss1,2	(0.05)
Net realized and unrealized loss on investments	(0.97)
Total from investment operations	(1.02)

Less Distributions:
From net investment income	(0.02)
Total distributions	(0.02)

Net asset value, end of period	$8.96

Total return3	(10.18)%	4

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1

Ratios including the expenses and income of the Subsidiary:
Ratio of gross expenses to average net assets	2.17%	5,6
Ratio of net expenses to average net assets	2.08%	5,6
Ratio of net investment loss to average net assets	(1.95)%	5,6

Ratios excluding the expenses and income of the Subsidiary:
Ratio of gross expenses to average net assets	2.09%	5,6
Ratio of net expenses to average net assets	2.00%	5,6
Ratio of net investment loss to average net assets	(1.90)%	5,6

Portfolio turnover rate	-%

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2
Recognition of net investment income by the fund is affected by the timing of the declaration of dividends of the underlying investment companies in which the fund invests. The per share amount does not include net investment income of the investment companies in which the fund invests.

3
Does not include payment of maximum sales charge of 5.50% or contingent deferred sales charge ("CDSC").  On sales of $50,000 or more, the sales charge is reduced. Contingent deferred sales charge of 1% is imposed on certain redemptions within 18 months of the date of purchase. If the sales charges were included, total return would be lower.  These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

4	Not annualized.
5	Annualized.
6	Does not include expenses of the investment companies in which the fund invests.

See accompanying Notes to Financial Statements.

Ramius Strategic Volatility Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period
	October 1, 2012*
	to December 31, 2012
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment loss1,2	(0.04)
Net realized and unrealized loss on investments	(0.98)
Total from investment operations	(1.02)

Less Distributions:
From net investment income	(0.02)
Total distributions	(0.02)

Redemption fee proceeds	-	3

Net asset value, end of period	$8.96

Total return	(10.18)%	4

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$77,331

Ratios including the expenses and income of the Subsidiary:
Ratio of gross expenses to average net assets	1.92%	5,6
Ratio of net expenses to average net assets	1.83%	5,6
Ratio of net investment loss to average net assets	(1.70)%	5,6

Ratios excluding the expenses and income of the Subsidiary:
Ratio of gross expenses to average net assets	1.84%	5,6
Ratio of net expenses to average net assets	1.75%	5,6
Ratio of net investment loss to average net assets	(1.65)%	5,6

Portfolio turnover rate	-%

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2
Recognition of net investment income by the fund is affected by the timing of the declaration of dividends of the underlying investment companies in which the fund invests. The per share amount does not include net investment income of the investment companies in which the fund invests.

3	Amount represents less than $0.01 per share.
4	Not annualized.
5	Annualized.
6	Does not include expenses of the investment companies in which the fund invests.

See accompanying Notes to Financial Statements.

Ramius Strategic Volatility Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
December 31, 2012

Note 1 – Organization
Ramius Strategic Volatility Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s primary investment objective is to achieve positive return in extended unfavorable equity markets (such as a long-term decline in the equity markets) while minimizing the cost of providing such protection in other market environments.  The Fund commenced investment operations on October 1, 2012, with two classes of shares, Class A and Class I.

(a) Consolidation of Subsidiary
The Ramius Strategic Volatility Fund may invest up to 25% of its total assets in the subsidiary, a wholly-owned and controlled subsidiary formed under the laws of the Cayman Islands (the “Subsidiary”).  The consolidated Schedules of Investments, Statement of Assets and Liabilities, Statements of Operations, Statement of Changes in Net Assets and Financial Highlights of the Ramius Strategic Volatility Fund include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. The Subsidiary is advised by Ramius Alternative Solutions LLC and acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies specified in the Fund’s prospectus and statement of additional information. The Subsidiary may invest without limitation in commodity-linked swap agreements. The inception date of the Subsidiary was October 26, 2012.  As of December 31, 2012, net assets of the Fund were $77,331,790, of which $9,735,399, or approximately 13%, represented the Fund’s ownership of the shares of the Subsidiary.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.  Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets generally are valued at their market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees but action may be taken by any one of the Trustees.

Ramius Strategic Volatility Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2012

(b) Swap Contracts
Swap agreements are over-the-counter contracts entered into primarily by institutional investors.  In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investment or instrument.  The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate) in a particular foreign currency, or in a "basket" of swaps or securities or commodities representing a particular index. The Fund intends to enter into total return swap contracts for investment purposes.  Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

The total return swap contracts are marked-to-market daily using fair value estimates provided by an independent pricing service.  Changes in value are recorded as unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts.  Premiums paid to or by the Fund are accrued daily and included in realized gain or loss on swaps.  The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability on the Statement of Assets and Liabilities. The notional amount of a swap contract is the reference amount pursuant to which the counterparties make payments. For swaps in which the referenced obligation is an index, in the event of default of any debt security included in the corresponding index, the Fund pays or receives the percentage of the corresponding index that the defaulted security comprises (1) multiplied by the notional value and (2) multiplied by the ratio of one minus the ratio of the market value of the defaulted debt security to its par value.

Risks associated with swap contracts include changes in the returns of underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts.  Total return swaps can involve greater risks than if an investor had invested in the reference obligation directly since, in addition to general market risks, total return swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.

(c) Money Market Investments
The Fund invests a significant amount (94.4% as of December 31, 2012) in the Fidelity Institutional Money Market Fund (“FMPXX”).  FMPXX invests in U.S. dollar-denominated money market securities of domestic and foreign issuers rated in the highest category by at least two nationally recognized rating services or by one if only one rating service has rated a security, or, if unrated, determined to be of equivalent quality by Fidelity Management & Research Company, U.S. Government securities and repurchase agreements. FMPXX may invest more than 25% of its total assets in the financial services sector. FMPXX invests in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments. An investment in FMPXX is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although FMPXX seeks to preserve the value of investment at $1.00 per share, it is possible to lose money by investing in FMPXX.

Ramius Strategic Volatility Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2012

FMPXX files complete Semi-Annual and Annual Reports with the U.S. Securities and Exchange Commission for semi-annual and annual periods of each fiscal year on Form N-CSR. The Forms N-CSR are available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

(d) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the company’s understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees, which are unique to each class of shares.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

In conjunction with the use of swap contracts, the Fund, when appropriate, utilizes a segregated margin deposit account with the counterparty. At December 31, 2012, these segregated margin deposit accounts are denoted in the Fund’s Statement of Assets and Liabilities.

The Fund incurred offering costs of approximately $51,793 which are being amortized over a one-year period from October 1, 2012 (commencement of operations).

(e) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended December 31, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Ramius Strategic Volatility Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2012

(f) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Ramius Alternative Solutions LLC (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.20% of the Fund’s average daily net assets.  The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses in order to limit total annual fund operating expenses (excluding any Subsidiary expenses, acquired fund fees and expenses, interest, taxes, dividends on short positions, brokerage commissions and extraordinary expenses such as litigation expenses) do not exceed 2.00% and 1.75% of the average daily net assets of the Fund's Class A and Class I shares, respectively. This agreement is effective until April 30, 2014, and may be terminated by the Trust's Board of Trustees.

The Advisor also is the investment advisor for the Subsidiary.  The Subsidiary has agreed to pay the Advisor a management fee at the annual rate of 1.20% of the Subsidiary’s average daily net assets. The Advisor has contractually agreed, for so long as the Fund invests in the Subsidiary, to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking may not be terminated unless the Advisor obtains the prior approval of the Fund’s Board of Trustees.

For the period October 1, 2012 (commencement of operations) through December 31, 2012, the Advisor waived $13,315 of its advisory fees.  The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived.  The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred.  At December 31, 2012, the amount of these potentially recoverable expenses was $13,315.  The Advisor may recapture a portion of the following amounts no later than December 31 of the years stated below:

2015:	$13,315

Grand Distribution Services, LLC (“GDS”) serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”), an affiliate of GDS, serves as the Fund’s fund accountant and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator. UMBFS also serves as the Fund’s transfer agent and UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

For the period October 1, 2012 (commencement of operations) through December 31, 2012, there were no selling commissions retained by the Fund’s distributor.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the period October 1, 2012 (commencement of operations) through December 31, 2012, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Ramius Strategic Volatility Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2012

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the period October 1, 2012 (commencement of operations) through December 31, 2012, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At December 31, 2012, the cost of securities on a tax basis and gross unrealized appreciation and (depreciation) on investments for federal income tax purposes were as follows:

Cost of investments	$80,764,618

Gross unrealized appreciation	264,130
Gross unrealized depreciation	(8,034,685)

Net unrealized depreciation on investments	$(7,770,555)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the period October 1, 2012 (commencement of operations) through December 31, 2012, permanent differences in book and tax accounting have been reclassified to paid in capital, undistributed net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid in Capital	Undistributed Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ 14,543	$ (262,422)	$ 247,879

As of December 31, 2012, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	-
Tax accumulated earnings	-

Accumulated capital and other losses	(1,681,123)
Net unrealized depreciation on investments	(7,770,555)
Other differences	(264,601)
Total accumulated deficit	$(9,716,279)

“Other differences” in the above table are primarily attributable to non-deductable expenses, net operation losses, and other adjustments as the Subsidiary level.  These difference may or may not be utilized in future tax years.

The tax character of distributions paid during the period October 1, 2012 (commencement of operations) through December 31, 2012 were as follows:

December 31, 2012
Distributions paid from:
Ordinary income	$203,529
Long-term capital gains	-
Total distributions	$203,529

Ramius Strategic Volatility Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2012

Post-October capital losses and late-year ordinary losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ taxable year.  As of December 31, 2012, the Fund had $1,681,123 of late-year ordinary losses.

For U.S. federal income tax purposes, the Subsidiary will be treated as a corporation.  If the Subsidiary were treated as engaged in the conduct of a trade or business in the United States, the Subsidiary would be subject to U.S. federal income tax, at the rates applicable to U.S. corporations, on its net income that is treated as “effectively connected” with the conduct of such trade or business (“effectively connected income”).  In addition, the Subsidiary would be subject to a 30% U.S. branch profits tax in respect of its “dividend equivalent amount,” as defined in Section 884 of the Code, attributable to effectively connected income.  The Fund expects that, in general, the activities of the Subsidiary will be conducted in a manner such that the Subsidiary will not be treated as engaged in the conduct of a U.S. trade or business.  In this regard, Section 864(b) of the Code provides that trading in commodities for one’s own account does not constitute the conduct of a trade or business in the United States by a non-U.S. person, provided that the commodities are of a kind customarily dealt in on an organized commodity exchange and the transaction is of a kind customarily consummated at such place. Similarly, proposed regulations provide that trading in commodity swaps generally does not constitute the conduct of a U.S. trade or business.  There can be no assurance, however, that the Subsidiary will not recognize any effectively connected income.  The imposition of U.S. federal income tax on the Subsidiary’s effectively connected income could significantly reduce the Fund’s returns.

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 60 days of purchase.  For the period October 1, 2012 (commencement of operations) through December 31, 2012, the Fund received $6,318 in redemption fees.

Note 6 – Investment Transactions
The Fund’s primary strategy consists of investing principally in an actively managed portfolio of swap agreements with respect to underlying indexes published by third party banks and financial institutions. The Fund did not have any purchases or sales of investments with maturities of one year or more during the period October 1, 2012 (commencement of operations) through December 31, 2012.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its Class A shares.  The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares.

For the period October 1, 2012 (commencement of operations) through December 31, 2012, distribution fees incurred with respect to Class A shares are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Ramius Strategic Volatility Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2012

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

In addition, the Fund has adopted Accounting Standards Update No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs which amends Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards.  Enhanced disclosure is required to detail any transfers in to and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2012, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3**	Total
Assets
Investments
Short-Term Investments	$72,994,063	$-	$-	$72,994,063
Other Financial Instruments*
Total Return Swap Contracts	$-	$310,496	$-	$310,496
Total Assets	$72,994,063	$310,496	$-	$73,304,559

Liabilities
Other Financial Instruments*
Total Return Swap Contracts	$-	$1,296,841	$-	$1,296,841
Total Liabilities	$-	$1,296,841	$-	$1,296,841

Ramius Strategic Volatility Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2012

*	Other financial instruments are derivative instruments such as swap contracts. Swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.
**	The Fund did not hold any Level 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Note 10 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in swap contracts during the period October 1, 2012 (commencement of operations) through December 31, 2012.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below.  The fair values of derivative instruments as of December 31, 2012 by risk category are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Statement of Asset and Liabilities Location	Value
Equity contracts	Unrealized appreciation on open swap contracts	$310,496	Unrealized depreciation on open swap contracts	$1,296,841
Total		$310,496		$1,296,841

The effects of derivative instruments on the Statement of Operations for the period October 1, 2012 (commencement of operations) through December 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Swap Contracts	Total
Equity contracts	$(8,245,294)	$(8,245,294)
Total	$(8,245,294)	$(8,245,294)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Swap Contracts	Total
Equity contracts	$(986,345)	$(986,345)
Total	$(986,345)	$(986,345)

Note 11 – Recently Issued Accounting Pronouncements
In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those

Ramius Strategic Volatility Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2012

arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

Note 12 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

On January 1, 2013, IMST Distributors, LLC, (“IMST Distributors”), succeeded GDS as the Distributor to the Fund.  IMST Distributors is not affiliated with the Trust or any of its service providers.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of the Ramius Strategic Volatility Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of December 31, 2012, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period October 1, 2012 (commencement of operations) to December 31, 2012.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ramius Strategic Volatility Fund as of December 31, 2012, and the results of its operations, the changes in its net assets, and its financial highlights for the period October 1, 2012 to December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
March 1, 2013

Ramius Strategic Volatility Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling 1-877-6RAMIUS (1-877-672-6487).  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
“Independent” Trustees:
Charles H. Millera (born 1947) Trustee	Since November 2007	Executive Vice President, Client Management and Development, Access Data Corporation, a Broadridge company, a provider of technology and services to asset management firms (1997-present).	53	None.
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	53	None.
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Interim CEO, Unified Fund Services (now Huntington), a mutual fund service provider (2003-2006); Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus-NICSA	53	None.
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the Fund’s distributor and custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	53	None.
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present).	53	None.
Officers of the Trust
Rita Damb (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Joy Ausilib (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).
			N/A	N/A
Robert Tuszynski a (born 1959) Vice President	Since March 2010	Senior Vice President, Director of Distribution Services, UMB Fund Services, Inc. (2008 – present); Vice President and CCO, CUNA Mutual Fund Group (2004 – 2008).	N/A	N/A
Todd Cippermanb (born 1966) Chief Compliance Officer (“CCO”)	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

Ramius Strategic Volatility Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement (Unaudited)
At an in-person meeting held on and September 26-27, 2012, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Ramius Alternative Solutions LLC (the “Investment Advisor”) with respect to the Ramius Strategic Volatility Fund series of the Trust (the “Fund”) for an initial two-year term.  In approving the Advisory Agreement, the Board of Trustees, including the Independent Trustees, determined that approval of the Advisory Agreement is in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration Corporation (“MFAC”) and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included a report comparing the proposed advisory fee and the total expense ratio for the Fund to those of a group of comparable funds selected by Morningstar Inc. from its long/short equity universe (the “Peer Group”); information about the Investment Advisor’s policies and procedures, including its code of ethics and compliance manual; information about the Fund’s wholly-owned subsidiary organized in the Cayman Islands (the “Subsidiary”) to which the Investment Advisor would also serve as investment advisor; and performance information and various statistics from December 31, 2010 through April 3, 2012 for a hypothetical target portfolio (the “Portfolio”) established by the Investment Advisor using the same strategies it would use in managing the Fund.  The Board noted that they had reviewed information at their in-person meeting on August 14-15, 2012 about various matters regarding the Investment Advisor, including information about the Investment Advisor’s organization and financial condition, its investment philosophy and process and the background and experience of relevant personnel who would be providing services to the Ramius Dynamic Replication Fund series of the Trust, who would be the same as the personnel providing services to the Fund.  The Board also received a memorandum from the independent legal counsel to the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed Advisory Agreement.  Before voting on the Advisory Agreement, the Independent Trustees met in a private session with counsel at which no representatives of the Investment Advisor were present.

In approving the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below.  The Board noted that they had previously reviewed and approved the compliance policies and procedures and code of ethics of the Investment Advisor.  In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.  The Board also considered information given to them by representatives of the Investment Advisor in a presentation on the Investment Advisor’s investment philosophy, strategy and process at the Board meeting.  The Board reviewed the materials and various matters concerning the Investment Advisor and the Fund.

Nature, Extent and Quality of Services
In reviewing the proposed investment advisory agreement for the proposed Fund, the Board discussed, among other things, the nature, extent and quality of the services to be provided by the Investment Advisor with respect to the Fund and the Subsidiary, as well as the qualifications, experience and responsibilities of the personnel who would be involved in the activities of the Fund and the Subsidiary.  The Board also considered information included in the meeting materials regarding the performance of the Portfolio and noted that for the period from January 1, 2012 through April 4, 2012, the Portfolio underperformed the Merrill Lynch US High Yield Index and the S&P 500 DRI Index, but significantly outperformed the CBOE SPX Volatility Index.  The Board observed that in 2011, the Portfolio had outperformed the Merrill Lynch US High Yield Index and S&P 500 DRI Index but had underperformed

Ramius Strategic Volatility Fund
SUPPLEMENTAL INFORMATION (Unaudited)

the CBOE SPX Volatility Index.  The Board also considered its familiarity with the Investment Advisor and its affiliate, each of which serves as adviser to an existing series of the Trust.   Based on its review, the Board and the Independent Trustees concluded that the Investment Advisor has the capabilities, resources and personnel necessary to manage the Fund.

Advisory Fee and Expense Ratio
With respect to the advisory fees and total expenses expected to be paid by the Fund, the Board noted the meeting materials indicated that the advisory fee proposed to be paid by the Fund and the anticipated total expenses of the Fund were higher than the respective median advisory fees and total expenses of the funds in the Peer Group, but in neither case were they the highest in the Peer Group.  The Board noted that the advisory fees to be paid by the Fund were within the range of asset-based fees charged by the Investment Advisor to its other clients, but that the Investment Advisor’s private fund clients generally also pay the Investment Advisor a performance-based fee and the total fees paid by such clients are therefore generally higher than the advisory fees to be paid by the Fund.  The Board noted that the Investment Advisor would enter into an advisory agreement with the Subsidiary that is substantially the same as the proposed advisory agreement with the Fund and that would provide for the payment of compensation to the Investment Advisor at the same advisory fee rate as that of the Fund.  The Board further noted that the Fund and the Investment Advisor would also enter into an agreement pursuant to which the Investment Advisor would agree to waive advisory fees with respect to the Fund in an amount equal to the fees it would receive from the Subsidiary, so that the Investment Advisor would not receive multiple management fees with respect to the Fund’s assets.  The Board and the Independent Trustees concluded that the proposed compensation payable to the Investment Advisor under the Advisory Agreement would be fair and reasonable in light of the services proposed to be provided by the Investment Advisor to the Fund.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s estimated profitability of its relationship with the Fund in its first year of operations, noting that the Investment Advisor anticipated waiving the majority of its advisory fees during that year, and determined that the estimated profitability was reasonable.  The Board noted that during the Fund’s startup period, its asset levels would likely be too low to achieve significant economies of scale and that the matter of such economies would be reviewed in the future as Fund assets grow.  The Board further noted its belief that the Investment Advisor would provide the Fund with a reasonable potential for good investment results.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that approval of the Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved the Advisory Agreement.

Ramius Strategic Volatility Fund
EXPENSE EXAMPLES
For the Period October 1, 2012* through December 31, 2012 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution fees and other Fund expenses.  The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Actual Performance example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 10/1/12* to 12/31/12.

The Hypothetical (5% annual return before expenses) example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 7/1/12 to 12/31/12.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information under the headings “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expense Paid During Period
Actual Performance**	10/1/12*	12/31/12	10/1/12* – 12/31/12
Class A	$1,000.00	$898.20	$4.78
Class I	1,000.00	898.20	4.19
Hypothetical (5% annual return before expenses)^	7/1/12	12/31/12	7/1/12 – 12/31/12
Class A	$1,000.00	1,019.96	$10.17
Class I	1,000.00	1,020.59	8.91

*	Commencement of operations.
**
Expenses are equal to the Fund’s annualized expense ratios of 2.00% and 1.75% for Class A and Class I, respectively, multiplied by the average account values over the period, multiplied by 92/365 (to reflect the since inception period). The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

^
Expenses are equal to the Fund’s annualized expense ratios of 2.00% and 1.75% for Class A and Class I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Investment Adviser
Ramius Alternative Solutions LLC
599 Lexington Avenue
New York, New York  10022

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Ramius Strategic Volatility Fund– Class A	RVOAX	461418 154
Ramius Strategic Volatility Fund – Class I	RVOIX	461418 147

Privacy Principles of the Ramius Strategic Volatility Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Ramius Strategic Volatility Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 6RAMIUS or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (877) 6RAMIUS or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  http://www.sec.gov or by calling the Fund at (877) 6RAMIUS. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Ramius Strategic Volatility Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (877) 6RAMIUS

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-626-914-4141.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2012	FYE 12/31/2011
Audit Fees	$13,500	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2012	FYE 12/31/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 12/31/2012	FYE 12/31/2011
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	3/8/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	3/8/13

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	3/8/13